EXHIBIT 99.2


                                 IEMPOWER, INC.

                                D/B/A MYRICHUNCLE

                              FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED

                           DECEMBER 31, 2003 AND 2002



                          INDEX TO FINANCIAL STATEMENTS


                                                                         PAGE(S)
                                                                         -------


Independent Auditors' Report                                                1

Balance Sheets as of December 31, 2003 and 2002                             2

Statements of Operations for the Years Ended
    December 31, 2003 and 2002                                              3

Statements of Changes in Stockholders' Equity for the
    Years Ended December 31, 2003 and 2002                                  4

Statements of Cash Flows for the Years Ended
    December 31, 2003 and 2002                                              5

Notes to Financial Statements                                              6-13

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders'of
Iempower, Inc.
D/B/A MyRichUncle
140 Broadway, 46th Floor
New York, NY 10005


We have audited the accompanying balance sheets of Iempower, Inc., d/b/a MyRich Uncle as of December 31, 2003 and 2002, and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Iempower, Inc. d/b/a MyRichUncle as of December 31, 2003 and 2002, and the results of its operations, changes in stockholders' equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ BAGELL, JOSEPHS & COMPANY, L.L.C.
-------------------------------------
BAGELL, JOSEPHS & COMPANY, L.L.C.
Gibbsboro, New Jersey

May 25, 2004

                                 IEMPOWER, INC.
                                D/B/A MYRICHUNCLE
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002


                             ASSETS
                                                                 2003           2002
                                                             -----------    -----------
Current Assets:
  Cash and cash equivalents                                  $        49    $    49,128
  Prepaid expenses and other current assets                          549          2,979
                                                             -----------    -----------

    Total Current Assets                                             598         52,107
                                                             -----------    -----------

  Officer's Loan Receivable                                        2,046

  Fixed assets, net of depreciation                               10,494          5,113
                                                             -----------    -----------

TOTAL ASSETS                                                 $    11,092    $    59,266
                                                             ===========    ===========



             LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Current Liabilities:
  Accounts payable and accrued expenses                      $     3,100    $     2,000
                                                             -----------    -----------

      Total Current Liabilities                                    3,100          2,000
                                                             -----------    -----------

      TOTAL LIABILITIES                                            3,100          2,000
                                                             -----------    -----------

STOCKHOLDERS' EQUITY

Preferred Stock, .001 par value, 3,000,000 shares
    authorized and 900,000 shares issued and
    outstanding at December 31, 2003 and 2002,
    respectively                                                     900            900

Common Stock, .001 par value; 22,100,000 shares
    authorized and 10,300,000 shares issued and
    outstanding at December 31, 2003 and 2002,
    respectively                                                  10,300         10,300

Additional paid-in capital                                       438,800        438,800
Deficit                                                         (442,008)      (392,734)
                                                             -----------    -----------

      TOTAL STOCKHOLDERS' EQUITY                                   7,992         57,266
                                                             -----------    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $    11,092    $    59,266
                                                             ===========    ===========


    The accompanying notes are an integral part of the financial statements.

                                 IEMPOWER, INC.
                                D/B/A MYRICHUNCLE
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                                 2003           2002
                                                             -----------    -----------
OPERATING REVENUES
   Consulting income                                         $     2,406    $   152,500
                                                             -----------    -----------

OPERATING EXPENSES
   General and administrative expenses                            48,633         96,691
   Depreciation and amortization                                   1,547            363
                                                             -----------    -----------
       TOTAL OPERATING EXPENSES                                   50,180         97,054
                                                             -----------    -----------

NET INCOME (LOSS)                                                (47,774)        55,446

OTHER INCOME (LOSS)
   Unrealized loss on investment                                  (1,500)            --
                                                             -----------    -----------

        TOTAL OTHER INCOME (LOSS)                                 (1,500)        55,446
                                                             -----------    -----------

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES              (49,274)        55,446
   Provision for income taxes                                         --             --
                                                             -----------    -----------

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES                $   (49,274)   $    55,446
                                                             ===========    ===========

NET INCOME (LOSS) PER BASIC AND DILUTED SHARES               $    (0.005)   $     0.003
                                                             ===========    ===========


WEIGHTED AVERAGE OF COMMON SHARES OUTSTANDING                 10,300,000     16,490,000
                                                             ===========    ===========


    The accompanying notes are an integral part of the financial statements.

                                 IEMPOWER, INC.
                                D/B/A MYRICHUNCLE
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                  PREFERRED STOCK              COMMON STOCK         ADDITIONAL
                                SHARES       AMOUNT        SHARES       AMOUNT   PAID - IN CAPITAL   (DEFICIT)        TOTAL
                             -----------  ------------  ------------  ---------  -----------------  -----------    ----------
Balance, January 1, 2002         900,000  $        900    10,300,000  $  10,300  $         438,800  $  (448,180)   $   1,820

Net income for the year               --            --            --         --                 --      55,446        55,446
                             -----------  ------------  ------------  ---------  -----------------  -----------    ----------

Balance, December 31, 2002       900,000           900    10,300,000     10,300            438,800    (392,734)       57,266

Net (Loss)                            --            --            --         --                 --     (49,274)      (49,274)
                             -----------  ------------  ------------  ---------  -----------------  -----------    ----------

Balance, December 31, 2003       900,000  $        900    10,300,000  $  10,300  $         438,800  $  (442,008)   $    7,992
                             ===========  ============  ============  =========  =================  ===========    ==========


    The accompanying notes are an integral part of the financial statements.

                                 IEMPOWER, INC.
                                D/B/A MYRICHUNCLE
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                                 2003           2002
                                                             -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (Loss)                                         $   (49,274)   $    55,446
                                                             -----------    -----------
   ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET
     CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
     Depreciation and amortization                                 1,547            364
     Unrealized loss on investment                                 1,500             --
  CHANGES IN ASSETS AND LIABILITIES
     (Increase) in prepaid expenses and other assets               4,476         (6,413)
     Increase in accounts payable and accrued expenses             1,100          1,601
     (Decrease) in advances                                           --        (50,000)
                                                             -----------    -----------
     Total adjustments                                             8,623        (54,448)
                                                             -----------    -----------

     NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES         (40,651)           998
                                                             -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     (Increase) in fixed assets                                   (6,928)        (5,477)
     (Increase) in investment                                     (1,500)            --
                                                             -----------    -----------

      NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES         (8,428)        (5,477)
                                                             -----------    -----------

NET (DECREASE) IN CASH AND CASH EQUIVALENTS                      (49,079)        (4,479)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                     49,128         53,607
                                                             -----------    -----------

CASH AND CASH EQUIVALENTS - END OF YEAR                      $        49    $    49,128
                                                             ===========    ===========


    The accompanying notes are an integral part of the financial statements.

                                 IEMPOWER, INC.


                                D/B/A MYRICHUNCLE
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 1 -    ORGANIZATION AND BASIS OF PRESENTATION

            Iempower, Inc., d/b/a My Rich Uncle (the "Company"), was founded as a specialty finance company that provides students with funds for higher education using its unique approach of analyzing future income potential to profile and provide customized financial products to students. The Company is a Delaware corporation that was formed in 1999. The Company commenced business operations in 2001.

            The Company concentrates on providing consulting, and student loan services to entities and individuals. The Company receives requests for financing from students, for which the Company makes loans or refers to lenders. The company has developed a proprietary data system that is capable of estimating a student's estimated future income, which allows them to lend money to students with a reasonable expectation of repayment and profit.

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            USE OF ESTIMATES

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

            REVENUE RECOGNITION

            Commencing in 2002, the Company started generating revenues. The Company records its revenue on the accrual basis, whereby revenue is recognized when earned. The Company in December 31, 2003 and 2002 had earned consulting revenue and had not earned any fees from students.

                                 IEMPOWER, INC.
                                D/B/A MYRICHUNCLE
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            CASH AND CASH EQUIVALENTS

            The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

            The Company maintains cash and cash equivalent balances at a financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000.

            FIXED ASSETS

            Fixed assets are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful life of the assets.

            Computer network equipment               5 Years

            INCOME TAXES

            The income tax benefit is computed on the pretax income (loss) based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates.

            ADVERTISING

            Costs of advertising and marketing are expensed as incurred. For the years ending December 31, 2003 and 2002, the company had no advertising or marketing expenses.

            EARNINGS (LOSS) PER SHARE OF COMMON STOCK

            Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.

                                 IEMPOWER, INC.
                                D/B/A MYRICHUNCLE
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


      EARNINGS PER SHARE OF COMMON STOCK (CONTINUED)

            The following is a reconciliation of the computation for basic and diluted EPS:

                                                    December 31,   December 31,
                                                        2003           2002
                                                    ------------   ------------

            Net income (loss)                       $    (49,274)  $     55,446
                                                    ------------   ------------

            Weighted-average common shares
              Outstanding (Basic)                     10,300,000     10,300,000

            Weighted-average common stock
             equivalents
              Stock options                                   --             --
              Warrants                                        --      6,190,000
                                                    ------------   ------------

            Weighted-average common shares
              Outstanding  (Diluted)                  10,300,000     16,490,000



            There were warrants issued during the years ended December 31, 2003 and 2002 for the Company. As of December 31, 2003, warrants were not included in the computation of diluted EPS because inclusion would have been antidilutive.

                                 IEMPOWER, INC.
                                D/B/A MYRICHUNCLE
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            FAIR VALUE OF FINANCIAL INSTRUMENTS

            The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

            RECENT ACCOUNTING PRONOUNCEMENTS

            In June 2001, the FASB issued Statement No. 142 "Goodwill and Other Intangible Assets". This Statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the statements. The Company in 2001 impaired an intangible asset for $18,000.

                                 IEMPOWER, INC.
                                D/B/A MYRICHUNCLE
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 3-     FIXED ASSETS


            Fixed assets consist of the following at December 31, 2003 and 2002:

                                                      2003          2002
                                                  ------------  ------------

            Computer network equipment            $    12,405   $     5,476

            Less: accumulated depreciation             (1,911)         (363)
                                                  -----------   -----------
            Total fixed assets                    $    10,494   $     5,113
                                                  ===========   ===========


            Depreciation expense for the years ended December 31, 2003 and 2002 were $1,547 and $363, respectively.


NOTE 4-     PROVISION FOR INCOME TAXES


            Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Deferred taxes related to differences between the basis of assets and liabilities for financial and income tax reporting will either be taxable or deductible when the assets or liabilities are recovered or settled. The difference between the basis of assets and liabilities for financial and income tax reporting are not material therefore, the provision for income taxes from operations consist of income taxes currently payable.

            There were no provision for income taxes for the years ended December 31, 2003 and 2002.

                                 IEMPOWER, INC.
                                D/B/A MYRICHUNCLE
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 4-     PROVISION FOR INCOME TAXES (CONTINUED)

            At December 31, 2003 and 2002, the Company had accumulated deficits approximating $ 442,008 and $ 392,734 respectively, available to offset future taxable income through 2023.

                                                   2003          2002
                                               ------------  ------------

            Provision for taxes                $    176,802  $     157,094
            Valuation for deferred asset           (176,802)      (157,094)
                                               ------------  ------------

            Totals                             $         --  $         --
                                               ============  ============





NOTE 5-     STOCKHOLDERS' EQUITY

            COMMON STOCK
            There were 22,100,000 shares of common stock authorized, with 10,300,000 shares issued and outstanding at December 31, 2003 and 2002, respectively. The par value for the common stock is $.001 per share.

            PREFERRED STOCK
            There were 3,000,000 shares of preferred stock authorized, with 900,000 issued and outstanding as of December 31, 2003 and 2002. The par value for the preferred shares is $.001 per share.

            WARRANTS
            At December 31, 2003 and 2002 there were 7,324,375 and 6,190,000 warrants outstanding respectively.

                                 IEMPOWER, INC.
                                D/B/A MYRICHUNCLE
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 6-     COMMITMENTS AND CONTINGENCIES

            EMPLOYMENT AGREEMENTS
            The Company has numerous employment agreements with key management personnel. The terms of these agreements range between one and five years.

            RELATED PARTY TRANSACTIONS
            The Company as of December 31 2003 and 2002 had no capital or operating leases. The company pays rent on a monthly basis to a related party. The company can cancel the monthly payment without incurring penalties Rent expense for the years ended December 31, 2003 and 2002, for the Company was $19,750 and $17,014 respectively.

NOTE 7-     PATENTS

            The Company has a patent pending for a business method. This business method enables the company to provide customized financial products to consumers.

NOTE 8-     SUBSEQUENT EVENTS

            On April 22, 2004 the Company and Pacific Technology, Inc, a registrant on the bulletin board OTC BB entered into a share exchange agreement pursuant to which the shareholders of the Company will exchange 100 % of the Company's issued and outstanding shares of capital stock for shares of Pacific Technology, Inc. Promptly after the closing of the transaction Pacific Technology will change its name to MyRichUncle and adopt the MyRichUncle business plan. In addition to conditions to closing customary to such a transaction, the transaction contemplated by the share exchange agreement is subject to the Company receiving executed subscription agreements for the sales of at least 2,500,000 Units. Each unit is comprised (of 1 share of common stock of Pacific Technology, Inc., $.001 par value per share, quoted on the OTC Bulletin Board under the symbol "PCFT" and one three (3) year callable warrant for each five and three tenths (5.3) Units purchased to purchase one (1) share of common stock of Pacific Technology, Inc., at an exercise price of $2.00 per the

                                 IEMPOWER, INC.
                                D/B/A MYRICHUNCLE
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 8-     SUBSEQUENT EVENTS (CONTINUED)

            share. The respective Boards of Directors and the requisite shareholders of the Company and Pacific Technology, Inc have approved the share exchange agreement and the transactions in regards to the issuance of warrants.

            The Company on May 7, 2004 received executed subscription agreements in the amount of $4,240,000 in exchange for the sale of 2,650,000 Units.
            Currently the money is in an escrow account. The money will transfer to the Company upon completion of the 100% exchange of the Company's shares for shares in Pacific Technology, Inc. Following the exchange of shares, each Unit will convert into one common share of Pacific Technology, Inc and every 5.3 Unit will also convert into 1 callable warrant.